LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated February 21, 2019

to the Prospectus May 1, 2018

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Directors approved the liquidation of Oppenheimer Global Multi-Alternatives Fund/VA.

The Fund is expected to be liquidated on or about April 29, 2019 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

Under Separate Account Investment Options, the following Fund will liquidate on or about April 29, 2019.

Oppenheimer Global Multi-Alternatives Fund/VA Service Class

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will liquidate on or about April 29, 2019.

Oppenheimer Global Multi-Alternatives Fund/VA Service Class	Seeks total return.	OFI Global Asset Management, Inc.; OppenheimerFunds, Inc., Cornerstone Real Estate Advisors LLC and OFI SteelPath, Inc. serves as sub-advisers

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.